WARRANT AGREEMENT
                                -----------------


     This  WARRANT  AGREEMENT  (this "Agreement") is made and entered into as of
                    , 2001, between E-Net Financial, Inc., a Nevada corporation (the "Company") and Laguna Pacific Partners, LP, a Delaware limited partnership ("Holder").

                                 R E C I T A L S
                                 ---------------

     WHEREAS, the Company proposes to issue to Holder $225,000 in warrants, subject to adjustment set forth herein (the "Warrants"), each such Warrant entitling the holder thereof to purchase shares of Common Stock of the Company (the "Exercise Shares," "Shares," or the "Common Stock"); and

     WHEREAS, the Warrants which are the subject of this Agreement will be issued by the Company to Holder as part of consideration payable to Holder in connection with a loan by the Holder pursuant to the terms of that certain Secured Promissory Note, of even date herewith (the "Note").

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereto agree as follows:

                                A G R E E M E N T
                                -----------------

     1.     Warrant Certificates.  The warrant certificates will be delivered to
            --------------------
Laguna Pacific Partners, LP immediately upon the signing of this Agreement (the "Warrant Certificates") and shall be in the form set forth in Exhibit A,
                                                                      ---------
attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Warrant Agreement.

     2.     Right  to Exercise Warrants.  Each Warrant may be exercised from the
            ---------------------------
date  of  this Agreement until 11:59 P.M. (Pacific time) on               , 2005
(the "Expiration Date"). The aggregate exercise price of this Warrant, regardless of the number of shares into which it is exercised, shall be $1.00 in total (the "Exercise Price"). The number of shares into which this Warrant may be exercised shall be defined herein as the "Exercise Shares". The price at which the Exercise shares is to be calculated shall be defined as follows:

     (a) If the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ Reporting System, the number of Exercise Shares shall be calculated using 70% of the trading price calculated as follows: the closing price, for the last business day prior to the date on which this Warrant is exercised, or, if not so reported, the average of the closing bid and asked prices for an Exercise Share as of the date of exercise.

     (b) If the Exercise Shares are listed on the NASDAQ Reporting System, the closing price on the principal national securities exchange on which they are so listed or traded or in the NASDAQ Reporting System, as the case may be, on the last business day prior to the date of the exercise of this Warrant. The closing price referred to in this Clause (b) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed or in the NASDAQ Reporting system.

     3.     Mutilated  or  Missing  Warrant  Certificates.  In  case  any of the
            ---------------------------------------------
Warrant Certificates shall be mutilated, lost, stolen or destroyed prior to its expiration date, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest.

     4.     Reservation  of  Shares.  The  Company will at all times reserve and
            -----------------------
keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares or its authorized and issued Shares held in its treasury for the purpose of enabling it to satisfy its obligation to issue Shares upon exercise of Warrants, the full number of Shares deliverable upon the exercise of all outstanding Warrants.

     The Company covenants that all Shares which may be issued upon exercise of Warrants will be validly issued, fully paid and nonassessable outstanding Shares of the Company.

     5.     Rights  of  Holder.  The  Holder  shall  not,  by virtue of anything
            ------------------
contained in this Warrant Agreement or otherwise, prior to exercise of this Warrant, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company of any other matter.

     6.     Investment  Intent.  Holder  represents  and warrants to the Company
            ------------------
that Holder is acquiring the Warrants for investment and with no present intention or reselling any of the Warrants.

     7.     Certificates  to Bear Language.  The Warrants and the certificate or
            ------------------------------
certificates therefor shall bear the following legend by which each holder shall be bound.

"THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

<PGAE>

The Shares and the certificate or certificates evidencing any such Shares shall bear the following legend:

"THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

     Certificates for Warrants without such legend shall be issued if such Warrants or Shares are sold pursuant to an effective registration statement under the Securities Act of 1933 (the "Act") or if the Company has received an opinion from counsel reasonably satisfactory to counsel for the Company, that such legend is no longer required under the Act.

     8.     Piggyback  Registration Rights.  If the Company at any time proposes
            ------------------------------
to register any of its securities under the Act, including under an SB-2 Registration Statement or otherwise, the Company will cause all of the shares of common stock underlying the Warrants owned by Holder to be registered under the Act (with the securities which the Company at the time propose to register), all to the extent requisite to permit the sale or other disposition by the Holder.

     9.     Indemnification.
            ---------------

     (a) In the event of any registration of any of its securities under the Act pursuant to this Section, the Company hereby indemnifies and holds harmless the Holder (which phrase shall include any underwriters of such securities), their respective directors and officers, and each other person who participates, in the offering of such securities and each other person, if any, who controls the Holder or such participating persons within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which each Holder or any such director or officer or participating person or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Act, any preliminary Private Placement Memorandum prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Holder and each director, officer or participating or controlling person for any legal or any other expenses reasonably incurred by the Holder or such director, officer or participating or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or such directors, officer or participating or controlling person, and shall survive the transfer of such securities by the Holder.

     (b) Rule 144. If the Company shall be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company will use its best efforts timely to file all reports required to be filed from time to time with the SEC (including but not limited to the reports under Section 13 and 15(d) of the 1934 Act referred to in subparagraph
(c)(1) of Rule 144 adopted by the SEC under the Act). If there is a public market for any securities of the Company at any time that the Company is not subject to the reporting of either of said Section 13 or 15(d), the Company will, upon the request of Holder, use its best efforts to make publicly available the information concerning the Company referred to in subparagraph
(c)(2) of said Rule 144. The Company will furnish to Holder, promptly upon request, (i) a written statement of the Company's compliance with the requirements of subparagraphs (c)(1) or (c)(2), as the case may be, of said Rule 144, and (ii) written information concerning the Company sufficient to enable Holder to complete any Form 144 required to be filed with the SEC pursuant to said Rule 144.

     10.     Consolidation,  Merger or Sale of the Company.  If the Company is a
             ---------------------------------------------
party to a consolidation, merger or transfer of assets which reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company's obligations under this Warrant Agreement.

     11.     Successors.  All  the covenants and provisions of this Agreement by
             ----------
or for the benefit of the Company or Holder shall bind and inure to the benefit of their respective successor and assigns hereunder.

     12.     Counterparts.  This  Agreement  may  be  executed  in any number of
             ------------
counterparts and each of such counterparts shall for all proposes be deemed to be an original, and such counterparts shall together constitute by one and the same instrument.

     13.     Notices.  Any  notice,  request,  instruction,  or  other  document
             -------
required by the terms of this Agreement, or deemed by any of the parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the principal business address of each of the parties hereto.

     The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven days after deposit thereof in the United States mail. Any change affecting Holder must be signed by Both General Partners of Laguna Pacific Partners, LP.

     14.     Supplements  and  Amendments.  The  Company  may  from time to time
             ----------------------------
supplement or amend this Warrant Agreement without the approval of any Holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially or adversely affect the interest of the Holder.

     15.     Severability.  If  for  any reason any provision, paragraph or term
             ------------
of this Warrant Agreement is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

     16.     Governing  Law  and  Venue.  This  Warrant shall be governed by the
             --------------------------
laws of the state of Delaware, as Laguna Pacific Partners is a limited partnership formed under the laws of Delaware. Any proceeding arising under this Warrant Agreement shall be instituted in the Orange, State of California.

     17.     Headings.  Paragraphs  and  subparagraph  headings, used herein are
             --------
included herein for convenience of reference only and shall not affect the construction of this Warrant Agreement nor constitute a part of this Warrant Agreement for any other purpose.

     18.     Independent  Counsel.  It is acknowledged that the Company has been
             --------------------
advised to seek independent counsel in connection with this agreement and the associated documentation. Neither Lawrence W. Horwitz, nor Senn Palumbo Meulemans, LLP are providing any legal advice to the Company in connection with this transaction, their sole representation is legal representation of Laguna Pacific Partners, LP.

                          [SIGNATURES FOLLOW NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

"COMPANY"

E  NET  FINANCIAL.COM,  INC.



By:  /s/ Vincent R. Rinehart
     Vincent R. Rinehart
Its: President & CEO


"HOLDER"

LAGUNA  PACIFIC  PARTNERS,  LP



By:  /s/ Lawrence  W.  Horwitz
     Lawrence  W.  Horwitz
Its: President  of  General  Partner,
     Strawberry  Canyon  Capital,  Inc.



By:  /s/ Thomas  H.  Ehrlich
     Thomas  H.  Ehrlich
Its: President  of  General  Partner,
     Manhattan  Network,  Inc.

                                  APPENDIX "A"
                                  ------------

                                     FORM OF

                               NOTICE OF EXERCISE

                                  Appendix "A"
                                  ------------
                               NOTICE OF EXERCISE

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

                              ELECTION TO PURCHASE

The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase _______________________ shares of Common Stock of E-Net Financial.com, Inc. and hereby makes payment of $1.00 in payment of the Exercise Price pursuant hereto. Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.

The undersigned represents and warrants that the exercise of the within Warrant was solicited by the member firm of the National Association of Securities Dealers, Inc. ("NASD") listed below. If not solicited by an NASD member, please write "unsolicited" in the space below.




___________________________________________________
(Insert  Name  of  NASD  Member  or  "Unsolicited")


Dated:  ________________________     Signature: ________________________________


INSTRUCTIONS  FOR  REGISTRATION  OF  SHARES

Name  (print) __________________________________________________________________

Address  (print) _______________________________________________________________

                                   ASSIGNMENT

FOR  VALUE RECEIVED, _______________________________________________ does hereby sell,  assign and transfer unto _______________________________________________, the right to purchase ________________shares of Common Stock of E-Net Financial.com, Inc., evidenced by the within Warrant, and does hereby irrevocably constitute and appoint __________________________________________
attorney to transfer such right on the books of E-Net Financial.com, Inc., with full power of substitution on the premises.

Dated:  ________________,  ________


Signature:  _____________________________________________

Notice: The signature of Election to Purchase or Assignment must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever. The signature(s) must by guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

_____________________________________________
Signature  Guarantee